UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 25, 2018

PARAMOUNT GOLD NEVADA CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

001-36908	98-0138393
(Commission File Number)	(IRS Employer Identification No.)

665 Anderson Street

Winnemucca, Nevada

89445

(Address of Principal Executive Offices)

(775) 625-3600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry in a Material Definitive Agreement.

On June 25 , 2018, Paramount Gold Nevada Corp. (“Paramount”, “we”, or the “Company”) accepted subscriptions (the “Subscription Agreements”) from investors to purchase common stock and warrants (the “Warrants”) in the private placement described under Item 3.02 below.  The disclosure set forth in Item 3.02 of this Current Report is incorporated by reference into this Item 1.01.

The forms of the Subscription Agreement and Warrant are filed as Exhibits 10.1 and 4.1 respectively, to this Current Report on Form 8-K. The summaries of the terms of these documents contained herein are subject to, and qualified in their entirety by, such documents, which are incorporated herein by reference.

Item 3.02Unregistered Sales of Equity Securities.

On June 25, 2018, the Company entered into definitive agreements with accredited investors to issue common stock and warrants in a private transaction (the “Transaction”).  Under the terms of the Transaction, Paramount has sold an aggregate of 2,400,000 units at $1.25 per unit for aggregate proceeds of $3,000,000.  Each unit consists of one share of common stock and one warrant to purchase one-half of a share of common stock.  Each warrant will have a two-year term and will be exercisable at the following exercise prices: in the first year at $1.30 per share and in the second year at $1.50 per share.  The Transaction is expect to close on July 6, 2018, subject to customary closing conditions.

Based in part upon the representations of the investors set forth in the Subscription Agreements, the common stock and warrants will be issued pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, as an issuance not involving a public offering.

Item 7.01.   Regulation FD Disclosure.

On June 25, 2018, the Company issued a press release regarding the transactions described above under Item 1.01 and Item 3.02 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.Financial Statements and Exhibits.

(d)List of Exhibits

Exhibit Number	Description

Exhibit 4.1*	Form of 2018 Warrant
Exhibit 10.1*	Form of 2018 Subscription Agreement
Exhibit 99.1*	Press Release dated June 25, 2018

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARAMOUNT GOLD NEVADA CORP.

Date: June 28, 2018	By:	/s/ Carlo Buffone
Carlo Buffone
Chief Financial Officer